EXHIBIT 10(k)
                                                                  -------------
















                   SECURITIES RIGHTS AND RESTRICTIONS AGREEMENT


                                    Between


                            MICRON TECHNOLOGY, INC.


                                      and


                        TEXAS INSTRUMENTS INCORPORATED


                        Dated as of September 30, 1998
























                               TABLE OF CONTENTS
                                                                           Page

SECTION 1 - DEFINITIONS                                                       1

1.1     Certain Definitions                                                   1

SECTION 2 - STANDSTILL AND RELATED COVENANTS                                  4

2.1     TI Ownership of Micron Securities                                     4
2.2     Standstill Provisions                                                 4
2.3     Voting                                                                5
2.4     Voting Trust                                                          5
2.5     Solicitation of Proxies                                               5
2.6     Acts in Concert with Others                                           5
2.7     Termination                                                           6

SECTION 3 - RESTRICTIONS ON TRANSFER OF SECURITIES;
COMPLIANCE WITH SECURITIES LAWS                                               6

3.1     Restrictions on Transfer of Voting Securities of Micron               6
3.2     Restrictions on Transfer of Subordinated Notes                        8
3.3     Restrictive Legends                                                   8
3.4     Procedures for Certain Transfers                                      9
3.5     Covenant Regarding Exchange Act Filings                              10
3.6     Termination                                                          10

SECTION 4 - REGISTRATION RIGHTS                                              10

4.1     Demand Registration                                                  10
4.2     Shelf Registration                                                   11
4.3     Piggyback Registration                                               12
4.4     Demand and Shelf Registration Procedures, Rights and Obligations     13
4.5     Expenses                                                             17
4.6     Indemnification                                                      17
4.7     Issuances by Micron or Other Holders                                 19
4.8     Information by TI                                                    19
4.9     Market Standoff Agreements                                           19
4.10    Termination                                                          20

SECTION 5 - MISCELLANEOUS                                                    20

5.1     Termination                                                          20
5.2     Governing Law                                                        20
5.3     Successors and Assigns                                               20
5.4     Entire Agreement; Amendment                                          21
5.5     Notices and Dates                                                    21
5.6     Language Interpretation                                              22
5.7     Table of Contents; Titles; Headings                                  22
5.8     Counterparts                                                         22
5.9     Severability                                                         22
5.10     Injunctive Relief                                                   22





                   SECURITIES RIGHTS AND RESTRICTIONS AGREEMENT


     THIS SECURITIES RIGHTS AND RESTRICTIONS AGREEMENT (this "Agreement") is made as of September 30, 1998, between MICRON TECHNOLOGY, INC., a Delaware corporation ("Micron"), and TEXAS INSTRUMENTS INCORPORATED, a Delaware corporation ("TI").


                                    RECITALS

     A. Pursuant to the terms of the Acquisition Agreement dated as of June 18, 1998 (the "Acquisition Agreement"), by and between Micron and TI, Micron (in part through certain of its subsidiaries) is simultaneously herewith acquiring from TI (and certain of its subsidiaries) the Acquired Assets (as defined in the Acquisition Agreement) and assuming from TI (and certain of its subsidiaries) the Assumed Liabilities (as defined in the Acquisition Agreement).

     B. In connection with the transactions contemplated by the Acquisition Agreement, Micron has agreed to issue to TI (i) 28,933,092 unregistered shares (the "Shares") of Micron's Common Stock par value, $0.10 per share (the "Common Stock"), (ii) $740 million aggregate principal amount of Micron's 6-1/2% Convertible Subordinated Notes due October 1, 2005, convertible into Common Stock at a purchase price of $60 per share (the "2005 Convertible Notes") and
(iii) $210 million aggregate principal amount of Micron's 6-1/2% Subordinated Notes due September 30, 2005 (the "Subordinated Notes").

     C. The Acquisition Agreement provides for the execution and delivery of this Agreement at the closing of the transactions contemplated thereby.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and conditions herein and in the Acquisition Agreement, the parties hereto hereby agree as follows:


                                 SECTION 1

                                DEFINITIONS

     1.1    Certain Definitions.  As used in this Agreement:

            (a) "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with, such other Person. For purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            (b) "Beneficial ownership" or "beneficial owner" has the meaning provided in Rule 13d-3 promulgated under the Exchange Act. References to ownership of Voting Securities hereunder mean beneficial ownership.

            (c) "Change in Control of Micron" shall mean a merger, consolidation or other business combination or the sale of all or substantially all of the assets of Micron (other than a transaction pursuant to which the holders of the voting stock of Micron outstanding immediately prior to such transaction have the entitlement to exercise, directly or indirectly, fifty percent (50%) or more of the Total Voting Power of the continuing, surviving entity or transferee immediately after such transaction).

            (d)    "Demand Registration Statement" has the meaning set forth in
Section 4.1(a).

            (e)    "Demand Request" has the meaning set forth in Section
4.1(a).

            (f) "Demand/Tranche Managing Underwriters" has the meaning set forth in Section 4.4(c).

            (g) "Demand/Tranche Market Cut-Back" has the meaning set forth in Section 4.4(d).

            (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (i)    "Group" or "group" shall have the meaning provided in
Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder, but shall exclude any institutional underwriter purchasing Voting Securities of Micron in connection with an underwritten registered offering for purposes of a distribution of such securities.

            (j)    "Indemnified Party" has the meaning set forth in Section
4.6(c).

            (k)    "Indemnifying Party" has the meaning set forth in Section
4.6(c).

            (l) "Micron Public Offering Lock-Up" has the meaning set forth in Section 4.9(b).

            (m) "Person" shall mean any person, individual, corporation, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

            (n)    "Piggyback Market Cut-Back" has the meaning set forth in
Section 4.3.(c).

            (o) "Piggyback Registrable Securities" has the meaning set forth in Section 4.3.(a).

            (p) "Piggyback Registration Statement" has the meaning set forth in Section 4.3(a).

            (q)    "Piggyback Request" has the meaning set forth in Section
4.3.(a).

            (r) "Piggyback Underwriting Agreement" has the meaning set forth in Section 4.3.(b).

            (s) "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            (t) "Registrable Securities" means (i) the Shares, (ii) the 2005 Convertible Notes, (iii) any Common Stock issued or issuable upon conversion of the 2005 Convertible Notes and (iv) any securities issued in respect of the foregoing as a result of any stock split, stock dividend, recapitalization, or similar transaction.

            (u) "Registration Expenses" has the meaning set forth in Section 4.5(a).

            (v) "Restricted Securities" has the meaning set forth in Section 3.3(a).

            (w) "Securities Act" means the Securities Act of 1933, as amended.

            (x) "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            (y)    "Shelf Registrable Securities" has the meaning set forth in
Section 4.2(a).

            (z)    "Shelf Registration Statement" has the meaning set forth in
Section 4.2(a).

            (aa)   "Shelf Request" has the meaning set forth in Section 4.2(a).

            (bb) "Suspension Condition" has the meaning set forth in Section 4.4(f).

            (cc) "TI Conflict of Interest Transaction" means (i) any transaction (including the issuance of Micron securities or a transaction of which the issuance of such securities is a part) between Micron and a competitor of TI in any of the businesses in which TI is engaged, or has announced an intention to become engaged or (ii) any other transaction with respect to which TI has a significant interest that conflicts with the interests of Micron or the other stockholders of Micron as stockholders. For purposes of clause (i) of the preceding sentence, the "announced intentions" of TI at any time may be established by reference to press releases and any materials filed with the SEC or otherwise disclosed to the public pursuant to the Securities Act or the Exchange Act. For purposes of clause (ii) of such sentence, TI shall be deemed to have a substantial interest that conflicts with the interests of Micron and the other stockholders of Micron as stockholders in any situation in which TI has a substantial economic interest (direct or indirect) in the transaction that is greater than and contrary to its economic interest as a stockholder of Micron.

            (dd) "TI Pooling Transaction Lock-Up" has the meaning set forth in Section 4.9(a).

            (ee)   "TI Public Offering Lock-Up" has the meaning set forth in
Section 4.9(a).

            (ff) "Tranche Registrable Securities" has the meaning set forth in Section 4.2(b).

            (gg)   "Tranche Request" has the meaning set forth in Section
4.2(b).

            (hh) "Voting Securities" means (i) all securities of Micron, entitled, in the ordinary course, to vote in the election of directors of Micron and (ii) for the purposes of this Agreement only, all securities of Micron convertible into or exchangeable or exercisable for shares of Common Stock (including the Convertible Notes), the Voting Power of which shall be deemed equal to the number of shares of Common Stock issuable upon the conversion, exchange or exercise of such securities. Voting Securities shall not include stockholder rights or other comparable securities having Voting Power only upon the happening of a trigger event or comparable contingency and which can only be transferred together with the Voting Securities to which they attach. References herein to meetings of holders of Voting Securities shall include meetings of any class or type thereof (including without limitation meetings of holders of the Convertible Notes).

            (ii) "Voting Power" or "Total Voting Power" of Micron (or any other corporation) refer to the votes or total number of votes which at the time of calculation may be cast in the election of directors of Micron (or such corporation) at any meeting of stockholders of Micron (or such corporation) if all securities entitled to vote in the election of directors of Micron (or such corporation) were present and voted at such meeting; provided that for purposes of references herein made to any Person's "Voting Power" or percentage beneficial ownership of "Total Voting Power," any rights (other than rights referred to in any rights plan of Micron (or any such other corporation) or a successor to such rights plan so long as such rights can only be transferred together with the Voting Securities to which they attach) of such Person to acquire Voting Securities (whether or not the exercise of any such right shall be conditioned upon the passage of time or any other contingency) shall be deemed to have been exercised in full.

            (jj)   "180-Day Limitation" has the meaning set forth in Section
4.4(a).

            (kk) "2004 Convertible Notes" means Micron's 7% Convertible Subordinated Notes due July 1, 2004, and the term "Convertible Notes" means the 2004 Convertible Notes and the 2005 Convertible Notes.

     All capitalized terms used and not defined herein shall have the respective meanings assigned to such terms in the Acquisition Agreement.


                                  SECTION 2

                       STANDSTILL AND RELATED COVENANTS

     2.1 TI Ownership of Micron Securities. On the date hereof, and without giving effect to the transactions contemplated by the Acquisition Agreement, neither TI nor any Affiliate of TI beneficially owns any Voting Securities of Micron (excluding any officers and directors of TI and any employee benefit or pension plan of TI).

     2.2 Standstill Provisions. TI shall not acquire, directly or indirectly, and shall not cause or permit any Affiliate of TI (excluding any officers and directors of TI and any employee benefit or pension plan of TI) to acquire, directly or indirectly (through market purchases or otherwise), record or beneficial ownership of any Voting Securities of Micron without the prior written consent of the Board of Directors of Micron; provided, however, that the prior written consent of the Board of Directors of Micron shall not be required for the acquisition of any Voting Securities of Micron pursuant to the conversion of any of the 2005 Convertible Notes or resulting from a stock split, stock dividend or similar recapitalization by Micron. Nothing contained in this Section 2.2 shall adversely affect any right of TI to acquire record or beneficial ownership of Voting Securities of Micron pursuant to any rights plan instituted by Micron.

2.3 Voting. Unless the Board of Directors of Micron otherwise consents in writing in advance, TI shall take such action (and shall cause each Affiliate of TI that beneficially owns Voting Securities of Micron to take such action) as may be required so that all Voting Securities of Micron beneficially owned by TI (or any such Affiliate of TI) from time to time are voted on all matters to be voted on by holders of Voting Securities of Micron in the same proportion (for, against and abstain, with lost, damaged or disfigured ballots counting as abstentions to the extent that they cannot be counted as for or against under applicable law) as the votes cast by the other holders of Voting Securities of Micron with respect to such matters; provided, however, that all Voting Securities of Micron beneficially owned by TI (or any Affiliate of TI) from time to time may be voted as TI (or any such Affiliate of TI) determines in its sole discretion on any matter presented to the holders of Voting Securities of Micron (by any Person other than TI, any Affiliate of TI or an "associate" of any of them, as such term is defined in Rule 12b-2 under the Exchange Act), to approve (i) any merger, consolidation or other business combination involving Micron, (ii) any sale of all or substantially all of the assets of Micron, (iii) any issuance of equity or equity-linked securities of Micron requiring stockholder approval pursuant to applicable stock exchange rules; provided, however, that neither TI nor any Affiliate of TI shall be entitled to vote on any matter set forth in clauses (i), (ii) or (iii) hereof that constitutes, involves or is part of, a TI Conflict of Interest Transaction. TI (or any Affiliate of TI), as the holder of Voting Securities of Micron, shall use its best efforts to be present, in person or by proxy, at all meetings of the stockholders of Micron so that all Voting Securities of Micron beneficially owned by TI (or such Affiliate of TI) from time to time may be counted for the purposes of determining the presence of a quorum at such meetings. The foregoing provision shall also apply to the execution by TI of any written consent in lieu of a meeting of holders of Voting Securities of Micron or any class thereof.

     2.4 Voting Trust. TI shall not, and shall not cause or permit any Affiliate of TI to, deposit any Voting Securities of Micron in a voting trust or, except as otherwise provided herein, subject any Voting Securities of Micron to any arrangement or agreement with respect to the voting of such Voting Securities of Micron.

     2.5 Solicitation of Proxies. Without the prior written consent of the Board of Directors of Micron, TI shall not, and shall not cause or permit any Affiliate of TI to, directly or indirectly (i) initiate, propose or otherwise solicit Micron stockholders for the approval of one or more stockholder proposals with respect to Micron or induce or attempt to induce any other Person to initiate any stockholder proposal, (ii) make, or in any way participate in, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14a-1 under the Exchange Act) with respect to any Voting Securities of Micron, or become a "participant" in any "election contest" (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act), with respect to Micron or (iii) call or seek to have called any meeting of the holders of Voting Securities of Micron.

     2.6 Acts in Concert with Others. Except as contemplated herein, TI shall not, and shall not cause or permit any Affiliate of TI, to participate in the formation, or encourage the formation, of any Person which owns or seeks to acquire beneficial ownership of, or otherwise acts in concert in respect of the voting or disposition of, Voting Securities of Micron. Without limiting the generality of the foregoing, and except as contemplated herein, TI shall not, and shall not cause or permit any Affiliate of TI to: (i) join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any third person, for the purpose of acquiring, holding, or disposing of Voting Securities of Micron; (ii) seek election to or seek to place a representative on the Board of Directors of Micron; (iii) seek the removal of any member of the Board of Directors of Micron; (iv) otherwise seek control of the management, Board of Directors or policies of Micron; (v) solicit, propose, seek to effect or negotiate with any other Person with respect to any form of business combination transaction with Micron or any Affiliate thereof, or any restructuring, recapitalization or similar transaction with respect to Micron or any Affiliate thereof; (vi) solicit, make or propose or encourage or negotiate with any other Person with respect to, or announce an intent to make, any tender offer or exchange offer for any Voting Securities of Micron; (vii) disclose an intent, purpose, plan or proposal with respect to Micron or any Voting Securities of Micron inconsistent with the provisions of this Agreement, including an intent, purpose, plan or proposal that is conditioned on or would require Micron to waive the benefit of or amend any provision of this Agreement; or (vii) assist, participate in, facilitate, encourage or solicit any effort or attempt by any Person to do or seek to do any of the foregoing. TI shall not, and shall not cause or permit any Affiliate of TI to, encourage or render advice to or make any recommendation or proposal to any Person to engage in any of the actions covered by Section 2.5 and this Section 2.6 hereof.

     2.7 Termination. The provisions of this Article 2 shall terminate upon the earlier to occur of: (i) such time as TI (together with all Affiliates of TI) beneficially owns in the aggregate Voting Securities of Micron representing less than five percent (5%) of the Total Voting Power of Micron; or (ii) the closing or other completion of a Change in Control of Micron.

                                SECTION 3

                       RESTRICTIONS ON TRANSFER OF
               SECURITIES; COMPLIANCE WITH SECURITIES LAWS

     3.1 Restrictions on Transfer of Voting Securities of Micron. Subject to Section 3.6 hereof, TI shall not, and shall not cause or permit any Affiliate of TI to, directly or indirectly, offer to sell, contract to sell, make any short sale of, or otherwise sell, dispose of, loan, gift, pledge or grant any options or rights with respect to, any Voting Securities of Micron, now or hereafter acquired, or with respect to which TI (or any Affiliate of TI) has or hereafter acquires the power of disposition (or enter into any agreement or understanding with respect to the foregoing), except as set forth below:

            (a) to Micron, or any Person or group approved in writing in advance by the Board of Directors of Micron;

            (b) to any wholly-owned subsidiary of TI, so long as such subsidiary agrees in writing (in form reasonably acceptable to counsel for Micron) to hold such Voting Securities of Micron subject to all the provisions of this Agreement, and so agrees to transfer such Voting Securities of Micron to TI or another wholly-owned subsidiary of TI if it ceases to be a wholly-owned subsidiary of TI;

            (c) pursuant to a firm commitment, underwritten public offering of Voting Securities of Micron registered under the Securities Act; provided, however, that such offering is structured to distribute such securities through an underwriter in accordance with procedures designed to ensure (as far as is practically possible) that beneficial ownership of the Voting Securities of Micron with aggregate Voting Power of more than five percent (5%) of the Total Voting Power of Micron then in effect shall not be transferred during such underwriting to any single Person or group;

            (d) through a sale of Voting Securities of Micron pursuant to Rule 144 under the Securities Act; provided, however, that any such sale (i) complies with the manner of sale provisions under paragraph (f) of Rule 144 or
(ii) is of securities with Voting Power aggregating less than five percent (5%) of the Total Voting Power of Micron and is not made knowingly directly or indirectly to: (A) any Person or group which has theretofore filed a Schedule 13D with the SEC with respect to any class of "equity security" (as defined in Rule 13a11-1 under the Exchange Act) of Micron and which, at the time of such sale, continues to reflect beneficial ownership in excess of five percent (5%) of the Total Voting Power of Micron; (B) any Person or group known to TI (without inquiry or investigation) to beneficially own in excess of five percent (5%) of any Voting Securities of Micron or to be accumulating stock on behalf of or acting in concert with any such Person or group or a Person or group contemplated by clause (A) above; or (C) any Person or group that has announced or commenced an unsolicited offer for any Voting Securities of Micron or publicly initiated, proposed or otherwise solicited Micron stockholders for the approval of one or more stockholder proposals with respect to Micron or publicly made, or in any way participated in, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act) with respect to any Voting Securities of Micron, or become a "participant" in any "election contest" (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act);


            (e) pursuant to any private sale of Voting Securities of Micron exempt from the registration requirements under the Securities Act, provided that no such sale may be made (i) to any Person or group which, after giving effect to such sale, will beneficially own or have the right to acquire Voting Securities of Micron with aggregate Voting Power of more than five percent (5%) of the Total Voting Power of Micron unless such Person or group is an institutional investor that acquires such Voting Securities solely for investment, in which case the total number of Voting Securities that may be sold to such Person or group shall be limited so that such Person or group shall not own or have the right to acquire more than ten percent (10%) of the Total Voting Power of Micron after giving effect to the proposed sale; and, provided, further, that any such purchaser (and any transferee of such purchaser) shall agree to take and hold such securities subject to the provisions and upon the conditions specified in this Article 3, and it will be a condition precedent to the effectiveness of any such transfer that TI shall have delivered to Micron a written agreement of such purchaser to that effect in form and substance reasonably satisfactory to Micron;

            (f) in response to an offer to purchase or exchange for cash or other consideration any Voting Securities, which in any case is not opposed by the Board of Directors of Micron within the time such Board is required, pursuant to regulations under the Exchange Act, to advise the stockholders of Micron of such Board's position with respect to such offer, or, if no such regulations are applicable, within ten (10) business days of the commencement of such offer, or pursuant to a merger, consolidation or other business combination involving Micron approved by the Board of Directors of Micron; or

            (g) subject to Micron's prior consent (which shall not be unreasonably withheld), pursuant to bona fide pledges of such Restricted Securities to institutional lenders (provided that the number of such lenders to which, or for the benefit of which, such pledges may be made, shall not exceed twenty (20) in the aggregate), to secure a loan, guarantee, letter of credit facility or other indebtedness or financial support; provided that each such lender to which, or for the benefit of which, such pledge is made agrees in writing to hold such Restricted Securities subject to all provisions of this Agreement, including the limitations on any sale or other disposition of such Restricted Securities.

3.2    Restrictions on Transfer of Subordinated Notes.  Subject to Section
3.6 hereof, TI shall not, and shall not cause or permit any Affiliate of TI to, directly or indirectly, offer to sell, contract to sell, make any short sale of, or otherwise sell, dispose of, loan, gift, pledge or grant any options or rights with respect to, any of the Subordinated Notes, now or hereafter acquired, or with respect to which TI (or such Affiliate of TI) has or hereafter acquires the power of disposition (or enter into any agreement or understanding with respect to the foregoing), except through a sale of a minimum of $10,000,000 principal amount of Subordinated Notes (and of any integral multiple of $1,000,000 in excess thereof) under Rule 144A under the Securities Act to a "qualified institutional buyer" as defined in such Rule 144A.

     3.3    Restrictive Legends.

            (a) The certificate or certificates representing the (i) the Shares, (ii) the 2005 Convertible Notes, (iii) any Common Stock issued or issuable upon conversion of the 2005 Convertible Notes and (iv) any securities issued in respect of the foregoing as a result of any stock split, stock dividend, recapitalization, or similar transaction initially acquired by TI from Micron in accordance with the terms of this Agreement (collectively, the "Restricted Securities") shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES (or, as applicable, CONVERTIBLE NOTES) REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES (or, as applicable, CONVERTIBLE NOTES) MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AS TO THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION.

            (b) In addition to the legend provided for in Section 3.3(a), the certificate or certificates representing the Restricted Securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

     THE SHARES (or, as applicable, CONVERTIBLE NOTES) REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, INCLUDING ANY
     SALE, PLEDGE OR OTHER HYPOTHECATION SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND TEXAS INSTRUMENTS INCORPORATED, A COPY OF WHICH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE ISSUER AT THE ISSUER'S PRINCIPAL EXECUTIVE OFFICES.

            (c) The certificate or certificates representing the Subordinated Notes shall be stamped or otherwise imprinted with legends substantially in the following form:

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.




THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER,
     SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) TO THE ISSUER, OR
     (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.

     3.4    Procedures for Certain Transfers.

            (a) The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Article 3.

            (b) Prior to any proposed transfer of any Restricted Securities pursuant to Sections 3.1(a), (b), (e) and (g) hereof, TI shall give written notice to Micron of TI's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by either: (i) a written opinion of legal counsel (including in--house counsel), who shall be reasonably satisfactory to Micron, addressed to Micron and reasonably satisfactory in form and substance to Micron's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act; or (ii) a "no action" letter from the SEC and a copy of any request by TI (together with all supplements or amendments thereto), which shall have been provided to Micron at or prior to the time of first delivery to the SEC's staff, to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, whereupon TI shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by TI to Micron.

            (c) In connection with any proposed transfer of Restricted Securities pursuant to Section 3.1(d) hereof, TI shall comply with all of the requirements of Rule 144 under the Securities Act and the reasonable requirements of Micron's transfer agent with respect to sales of Restricted Securities pursuant to Rule 144.

            (d) Each certificate evidencing the Restricted Securities transferred as herein provided (other than a transfer pursuant to Section 3.1(c)) shall bear the appropriate restrictive legend set forth (or described) in Section 3.4(a) above, except that such certificate shall not bear such restrictive legend if: (i) in the opinion of counsel for Micron, such legend is not required in order to establish compliance with any provisions of the Securities Act; (ii) the Restricted Securities have been held by the holder for more than two years, and the holder represents to counsel for Micron that it has not been an "affiliate" (as such term is defined for purposes of Rule 144) of Micron during the three-month period prior to the sale and shall not become an affiliate (as such term is defined for purposes of Rule 144) of Micron without resubmitting the Restricted Securities for reimposition of the legend; or (iii) the Restricted Securities have been sold pursuant to Rule 144 and in compliance with Section 3.1(d). In addition, each certificate evidencing the Restricted Securities transferred pursuant to this Article 3 (other than transfers pursuant to Sections 3.1(c) and 3.1(d) hereof) shall bear the legend set forth in Section 3.3(b) above.

     3.5 Covenant Regarding Exchange Act Filings. With a view to making available to TI the benefits of Rule 144 promulgated under the Securities Act, and any other rules or regulations of the SEC which may at any time permit TI to sell any Restricted Securities without registration, until the date of termination of this Agreement, Micron agrees to use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required to be filed under the Exchange Act.

     3.6 Termination. The provisions of this Article 3 shall terminate upon the later to occur of: (i) the tenth anniversary date of this Agreement and
(ii) such time as TI (together with all Affiliates of TI) beneficially owns in the aggregate Voting Securities of Micron representing less than five percent (5%) of the Total Voting Power of Micron or upon the closing or other completion of a Change in Control of Micron.


                                SECTION 4

                           REGISTRATION RIGHTS

     4.1    Demand Registration.

            (a) If at any time after the six month anniversary date of this Agreement, Micron shall receive from TI a written request (a "Demand Request") that Micron register on Form S-3 under the Securities Act (or if such form is not available, any registration statement form then available to Micron) Registrable Securities equal to at least two percent (2%) of the Voting Securities of Micron outstanding on the date of such Demand Request, then Micron shall use commercially reasonable efforts to cause the Registrable Securities specified in such Demand Request (the "Demand Registrable Securities") to be registered as soon as reasonably practicable so as to permit the offering and sale thereof and, in connection therewith, shall prepare and file with the SEC as soon as practicable after receipt of such Demand Request, a registration statement (a "Demand Registration Statement") to effect such registration; provided, however, that each such Demand Request shall: (i) specify the number of Demand Registrable Securities intended to be offered and sold by TI pursuant thereto (which number of Demand Registrable Securities shall not be less than two percent (2%) of the Voting Securities of Micron outstanding on the date of such Demand Request); (ii) express the present intention of TI to offer or cause the offering of such Demand Registrable Securities pursuant to such Demand Registration Statement, (iii) describe the nature or method of distribution of such Demand Registrable Securities pursuant to such Demand Registration Statement (including, in particular, whether TI plans to effect such distribution by means of an underwritten offering); and
(iv) contain the undertaking of TI to provide all such information and materials and take all such actions as may be required in order to permit Micron to comply with all applicable requirements of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder, and to obtain any desired acceleration of the effective date of such Demand Registration Statement.

            (b) The procedures to be followed by Micron and TI, and the respective rights and obligations of Micron and TI, with respect to the preparation, filing and effectiveness of Demand Registration Statements and the distribution of Demand Registrable Securities pursuant to Demand Registration Statements under this Section 4.1 are set forth in Section 4.4 hereof.

     4.2    Shelf Registration.

            (a) If at any time after the six month anniversary date of this Agreement, Micron shall receive from TI a written request (a "Shelf Request") that Micron register pursuant to Rule 415(a)(1)(i) under the Securities Act (or any successor rule with similar effect) a delayed offering of Registrable Securities, equal to at least five percent (5%) of the Voting Securities of Micron outstanding on the date of such Shelf Request, then Micron shall use commercially reasonable efforts to cause the Registrable Securities specified in such Shelf Request (the "Shelf Registrable Securities") to be registered as soon as reasonably practicable so as to permit the sale thereof and, in connection therewith, shall (i) prepare and file with the SEC as soon as practicable after receipt of such Shelf Request, a shelf registration statement on Form S-3 relating to such Shelf Registrable Securities, if such Form S-3 is available for use by Micron (or any successor form of registration statement to such Form S-3), to effect such registration (a "Shelf Registration Statement"), to enable the distribution of such Shelf Registrable Securities; provided, however, that each such Shelf Request shall: (i) specify the number of Shelf Registrable Securities intended to be offered and sold by TI pursuant thereto (which number of Shelf Registrable Securities shall not be less than five percent (5%) of the Voting Securities of Micron outstanding on the date of such Shelf Request); (ii) express the intention of TI to offer or cause the offering of such Shelf Registrable Securities pursuant to such Shelf Registration Statement on a delayed basis in the future; (iii) describe the nature or method of the proposed offer and sale of such Shelf Registrable Securities pursuant to such Shelf Registration Statement; and (iv) contain the undertaking of TI to provide all such information and materials and take all such actions as may be required in order to permit Micron to comply with all applicable requirements of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder, and to obtain any desired acceleration of the effective date of such Shelf Registration Statement. TI shall not be entitled to make more than one Shelf Request during any three hundred sixty-five (365) day period.

            (b) It is expressly agreed by the parties that the sole purpose of Micron filing and maintaining an effective a Shelf Registration Statement for the delayed offering of Shelf Registrable Securities by TI is to make the process of distributing Registrable Securities by TI more convenient for both parties by reducing or eliminating the need to file a new Demand Registration Statement each time that TI decides to sell Registrable Securities. After a Shelf Registration Statement has been declared effective under the Securities Act by the SEC, then, upon the written request of TI (a "Tranche Request"), Micron shall prepare such amendments to such Shelf Registration Statement (including post-effective amendments), if any, and such amendments or supplements to the prospectus relating to the Registrable Securities to be offered thereunder pursuant to such Tranche Request (the "Tranche Registrable Securities"), as is necessary to facilitate the distribution of such Tranche Registrable Securities pursuant to such Tranche Request; provided, however, that such Tranche Request shall: (i) specify the number of Tranche Registrable Securities intended to be offered and sold by TI pursuant thereto (which number of Tranche Registrable Securities shall not be less than two percent (2%) of the Voting Securities of Micron outstanding on the date of such Tranche Request); (ii) express the present intention of TI to offer or cause the offering of such Tranche Registrable Securities pursuant to the Shelf Registration Statement, (iii) describe the nature or method of distribution of such Tranche Registrable Securities pursuant to the Shelf Registration

Statement (including, in particular, whether TI plans to effect such distribution by means of an underwritten offering); and (iv) contain the undertaking of TI to provide all such information and materials and take all such actions as may be required in order to permit Micron to comply with all applicable requirements of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder.

            (c) The procedures to be followed by Micron and TI, and the respective rights and obligations of Micron and TI, with respect to the preparation, filing and effectiveness of Shelf Registration Statements and the distribution of Tranche Registrable Securities pursuant to Shelf Registration Statements under this Section 4.2 are set forth in Section 4.4 hereof.

     4.3    Piggyback Registration.

            (a) If at any time after the six month anniversary date of this Agreement, Micron shall determine to register any of its equity or equity-linked securities (other than registration statements relating to (i) employee, consultant or distributor compensation or incentive arrangements (including employee benefit plans), (ii) acquisitions or any transaction or transactions under Rule 145 under the Securities Act (or any successor rule with similar effect), (iii) distributions by principal stockholders, their Affiliates or transferees (unless consented to by such principal stockholders, Affiliates or transferees), or (iv) pursuant to Rule 415 under the Securities Act), then Micron will promptly give TI written notice thereof and include in such Micron-initiated, non-shelf, registration statement (a "Piggyback Registration Statement"), and in any underwriting involved therein, all Registrable Securities (the "Piggyback Registrable Securities") specified in a written request made by TI (a "Piggyback Request") within five (5) business days after receipt of such written notice from Micron; provided, however, that nothing in this Section 4.3(a), or any other provision of this Agreement, shall be construed to limit the absolute right of Micron, for any reason and in its sole discretion: (i) to delay, suspend or terminate the filing of any Piggyback Registration Statement; (ii) to delay the effectiveness of any Piggyback Registration Statement; (iii) to terminate or reduce the number of Piggyback Registrable Securities to be distributed pursuant to any Piggyback Registration Statement (including, without limitation, pursuant to Section 4.3(c) hereof); or (iv) to withdraw such Piggyback Registration Statement.

            (b) If the Piggyback Registration Statement of which Micron gives notice is for an underwritten offering, Micron shall so advise TI as a part of the written notice given pursuant to Section 4.3(a). In such event, the right of TI to registration pursuant to this Section 4.3 shall be conditioned upon the agreement of TI to participate in such underwriting and in the inclusion of such Piggyback Registrable Securities in the underwriting to the extent provided herein. TI shall (together with Micron and any other holders distributing securities in such Piggyback Registration Statement, if any) enter into an underwriting agreement (the "Piggyback Underwriting Agreement") in customary form with the underwriter or underwriters selected for such underwriting by Micron.

            (c) Notwithstanding any other provision of this Agreement, if the managing underwriters of any underwritten offering pursuant to a Piggyback Request determine, in their sole discretion that, after including all the shares to be offered by Micron and all the shares of any other Persons entitled to registration rights with respect to such Piggyback Registration Statement (pursuant to other agreements with Micron), marketing factors require a limitation of the number of Piggyback Registrable Securities to be underwritten, the managing underwriters of such offering may exclude any and all of the Piggyback Registrable Securities (a "Piggyback Market Cut-Back").
If TI disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to Micron and the managing underwriters. Any Piggyback Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such Piggyback Registration Statement.
(d)    Except to the extent specifically provided in this Section
4.3 hereof, the procedures to be followed by Micron and TI, and the respective rights and obligations of Micron and TI, with respect to the distribution of any Piggyback Registrable Securities by TI pursuant to any Piggyback Registration Statement filed by Micron shall be as set forth in the Piggyback Underwriting Agreement, or any other agreement or agreements governing the distribution of such Piggyback Registrable Securities pursuant to such Piggyback Registration Statement.

     4.4 Demand and Shelf Registration Procedures, Rights and Obligations. The procedures to be followed by Micron and TI, and the respective rights and obligations of Micron and TI, with respect to the preparation, filing and effectiveness of Demand Registration Statements and Shelf Registration Statements, respectively, and the distribution of Demand Registrable Securities and Tranche Registrable Securities, respectively, pursuant thereto, are as follows:

            (a) TI shall not be entitled to make more than one Demand Request or Tranche Request during any one hundred eighty (180) day period (the "180-Day Limitation"); provided, however, that (i) any Demand Request that: (A) does not result in the corresponding Demand Registration Statement being declared effective by the SEC; (B) is withdrawn by TI following the imposition of a stop order by the SEC with respect to the corresponding Demand Registration Statement; (C) is withdrawn by TI as a result of the exercise by Micron of its suspension rights pursuant to Sections 4.4(e) or (f) hereof; or
(D) is withdrawn by TI as a result of a Demand/Tranche Market Cut-Back (as defined in Section 4.4(d) hereof); and (ii) any Tranche Request that: (A) is withdrawn by TI following the imposition of a stop order by the SEC with respect to the corresponding Shelf Registration Statement; (B) is withdrawn by TI as a result of the exercise by Micron of its suspension rights pursuant to Sections 4.4(e) or (f) hereof; or (C) is withdrawn by TI as a result of a Demand/Tranche Market Cut-Back, shall not count for the purposes of determining compliance with the 180-Day Limitation. Any Demand Request or Tranche Request that is withdrawn by TI for any reason other than as set forth in the previous sentence shall count for purposes of determining compliance with the 180-Day Limitation. Piggyback Requests shall not count for purposes of determining compliance with the 180-Day Limitation regardless of whether a Piggyback Registration Statement is filed, declared effective or withdrawn or whether any distribution of Piggyback Registrable Securities is effected, terminated or cut-back (pursuant to Section 4.3(c) hereof, or otherwise).

            (b) Micron shall use commercially reasonable efforts to cause each Demand Registration Statement and Shelf Registration Statement to be declared effective promptly and to keep such Demand Registration Statement and Shelf Registration Statement continuously effective until the earlier to occur of: (i) the sale or other disposition of the Registrable Securities so registered; (ii) sixty (60) days after (A) the effective date of any Demand Registration Statement or (B) the date of the final prospectus used to confirm sales in connection with any offering of Tranche Registrable Securities; and
(iii) the termination of TI's registration rights pursuant to Section 4.10 hereof. Micron shall prepare and file with the SEC such amendments and supplements to each Demand Registration Statement and Shelf Registration Statement and each prospectus used in connection therewith as may be necessary to make and to keep such Demand Registration Statement and Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities proposed to be distributed pursuant to such Demand Registration Statement and Shelf Registration Statement until the earlier to occur of: (i) the sale or other disposition of such Registrable Securities so registered; (ii) sixty (60) days after (A) the effective date of any Demand Registration Statement or (B) the date of the final prospectus used to confirm sales in connection with any offering of Tranche Registrable Securities; and (iii) the termination of TI's registration rights pursuant to Section 4.10 hereof.

            (c) In connection with any underwritten offering pursuant to a Demand Registration Statement or a Shelf Registration Statement, Micron, on the one hand, and TI, on the other hand, shall each select one investment banking firm to serve as co-manager of such offering. The co-manager selected by Micron shall be subject to the prior approval of TI, which approval shall not be unreasonably withheld, and the co-manager selected by TI shall be subject to the prior approval of Micron, which approval shall not be unreasonably withheld. Each of the co-managers so selected by Micron and TI are hereinafter collectively referred to as the "Demand/Tranche Managing Underwriters." The Demand/Tranche Underwriter selected by TI shall be the lead Demand/Tranche Managing Underwriter, whose responsibilities shall include running the "books" for any offering. Micron shall, together with TI, enter into an underwriting agreement with the Demand/Tranche Managing Underwriters, which agreement shall contain representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions under demand registration statements or shelf registration statements, as the case may be, and shall stipulate that the Demand/Tranche Managing Underwriters will receive equal commissions and fees and other remuneration in connection with the distribution of any Demand Registrable Securities or Tranche Registrable Securities thereunder.

            (d) Notwithstanding any other provision of this Agreement, the number of Demand Registrable Securities or Tranche Registrable Securities proposed to be distributed by TI pursuant to any Demand Request or Tranche Request may be limited by the Demand/Tranche Managing Underwriters if such Demand/Tranche Managing Underwriters determine that the sale of such Demand Registrable Securities or Tranche Registrable Securities would significantly and adversely affect the market price of the Common Stock (a "Demand/Tranche Market Cut-Back"). If TI disapproves of the terms of any proposed underwritten offering under a Demand Registration Statement or a Shelf Registration Statement (including, without limitation, any reduction in the number of Demand Registrable Securities or Tranche Registrable Securities, as the case may be, to be sold by TI thereunder pursuant to this Section 4.4(d)), TI may elect to withdraw therefrom by written notice to Micron and the Demand/Tranche Managing Underwriters. Any Demand Registrable Securities excluded or withdrawn from such underwriting shall also be withdrawn from any applicable Demand

Registration Statement.

            (e) Notwithstanding any other provisions of this Agreement, in the event that Micron receives a Demand Request, Shelf Request or Tranche Request at a time when Micron (i) shall have filed, or has a bona fide intention to file, a registration statement with respect to a proposed public offering of equity or equity-linked securities or (ii) has commenced, or has a bona fide intention to commence, a public offering of equity or equity-linked securities pursuant to an existing effective shelf or other registration statement, then Micron shall be entitled to suspend, for a period of up to ninety (90) days after the receipt by Micron of such Demand Request, Shelf Request or Tranche Request, the filing of any Demand Registration Statement or Shelf Registration Statement or the implementation of any Tranche Request.

            (f) Notwithstanding any other provision of this Agreement, in the event that Micron determines that: (i) non-public material information regarding Micron exists, the immediate disclosure of which would be significantly disadvantageous to Micron; (ii) the prospectus constituting a part of any Demand Registration Statement or Shelf Registration Statement covering the distribution of any Demand Registrable Securities or Tranche Securities contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) an offering of Demand Registrable Securities or Tranche Registrable Securities would materially interfere with any proposed material acquisition, disposition or other similar corporate transaction or event involving Micron (each of the events or conditions referred to in clauses (i), (ii) and (iii) of this sentence is hereinafter referred to as a "Suspension Condition"), then Micron shall have the right to suspend the filing or effectiveness of any Demand Registration Statement or Shelf Registration Statement or to suspend any distribution of Demand Registrable Securities or Tranche Registrable Securities pursuant to any effective Demand Registration Statement or Shelf Registration Statement for so long as such Suspension Condition exists. Micron will as promptly as practicable provide written notice to TI when a Suspension Condition arises and when it ceases to exist. Upon receipt of notice from Micron of the existence of any Suspension Condition, TI shall forthwith discontinue efforts to: (i) file or cause any Demand Registration Statement or Shelf Registration Statement to be declared effective by the SEC (in the event that such Demand Registration Statement or Shelf Registration Statement has not been filed, or has been filed but not declared effective, at the time TI receives notice that a Suspension Condition has arisen); or (ii) offer or sell Demand Registrable Securities or Tranche Registrable Securities (in the event that such Demand Registration Statement or Shelf Registration Statement has been declared effective at the time TI receives notice that a Suspension Condition has arisen). In the event that TI had previously commenced or was about to commence the distribution of Demand Registrable Securities or Tranche Registrable Securities pursuant to a prospectus under an effective Demand Registration Statement or Shelf Registration Statement, then Micron shall, as promptly as practicable after the Suspension Condition ceases to exist, make available to TI (and to each underwriter, if any, participating in such distribution) an amendment or supplement to such prospectus. If so directed by Micron, TI shall deliver to Micron all copies, other than permanent file copies then in TI's possession, of the most recent prospectus covering such Demand Registrable Securities or




                                     -16-
Tranche Registrable Securities at the time of receipt of such notice.

            (g) Notwithstanding any other provision of this Agreement, Micron shall not be permitted to postpone (i) the filing or effectiveness of any Demand Registration Statement or Shelf Registration Statement or (ii) the distribution of any Demand Registrable Securities or Tranche Registrable securities pursuant to an effective Demand Registration Statement or an effective Shelf Registration Statement pursuant to Sections 4.4(e), 4.4(f) or 4.9(a) hereof for an aggregate of more than two hundred seventy-five (275) days in any three hundred sixty-five (365) day period (including any market standoff periods applicable to TI pursuant to Section 4.9(a) hereof); provided, however, that in the event that any TI Pooling Transaction Lock-Up (as defined in Section 4.9(a) hereof) would expire by its terms on a date that would extend beyond the two hundred seventy-five (275) day limitation, then Micron shall have the right to (i) postpone the filing or effectiveness of any Demand Registration Statement or Shelf Registration Statement or (ii) the distribution of any Demand Registrable Securities or Tranche Registrable Securities pursuant to an effective Demand Registration Statement or an effective Shelf Registration Statement until such time as such TI Pooling Transaction Lock-Up expires.

            (h) Micron shall promptly notify TI of any stop order issued or, to Micron's knowledge, threatened, to be issued by the SEC with respect to any Demand Registration Statement or Shelf Registration Statement as to which a Tranche Request is pending, and will use its best efforts to prevent the entry of such stop order or to remove it if entered at the earliest possible date.

             (i) Micron shall furnish to TI (and any underwriters in connection with any underwritten offering) such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus), in conformity with the requirements of the Securities Act, as TI (and such underwriters) shall reasonably request in order to effect the offering and sale of any Demand Registrable Securities or Tranche Registrable Securities to be offered and sold, but only while Micron shall be required under the provisions hereof to cause the Demand Registration Statement or Shelf Registration Statement pursuant to which such Demand Registrable Securities or Tranche Registrable Securities are intended to be distributed to remain current.

            (j) Micron shall use commercially reasonable efforts to register or qualify the Demand Registrable Securities and Tranche Registrable Securities covered by each Demand Registration Statement and Shelf Registration Statement, respectively, under the state securities or "blue sky" laws of such states as TI shall reasonably request, maintain any such registration or qualification current, until the earlier to occur of: (i) the sale of such Demand Registrable Securities or Tranche Registrable Securities so registered; (ii) sixty (60) days after (A) the effective date of any Demand Registration Statement or (B) the date of the final prospectus used to confirm sales in connection with such distribution (in the case of an offering of Tranche Registrable Securities pursuant to a Shelf Registration Statement); and (iii) the termination of TI's registration rights pursuant to Section 4.10 hereof; provided, however, that Micron shall not be required to take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so



                                     -17-


subject or to qualify as a foreign corporation in any jurisdiction where Micron is not so qualified.

            (k) Micron shall furnish to TI and to each underwriter engaged in an underwritten offering of Demand Registrable Securities or Tranche Registrable Securities, a signed counterpart, addressed to TI or such underwriter, of (i) an opinion or opinions of counsel to Micron (with respect to Micron and securities law compliance by Micron) and (ii) a comfort letter or comfort letters from Micron's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as TI or the managing underwriters may reasonably request.

            (l) Micron shall use commercially reasonable efforts to make appropriate members of its management reasonably available for due diligence purposes, "road show" presentations and analyst presentations in connection with any distributions of Demand Registrable Securities or Tranche Registrable Securities pursuant to a Demand Registration Statement or a Shelf Registration Statement.

            (m) Micron shall use commercially reasonable efforts to cause all Demand Registrable Securities and Tranche Registrable Securities to be listed on each securities exchange on which similar securities of Micron are then listed.

            (n) At or prior to the effectiveness of any Demand Registration Statement or Shelf Registration Statement covering the offering of the 2005 Convertible Notes, Micron shall qualify the indenture (or any supplemental indenture) relating to such 2005 Convertible Notes under the Trust Indenture Act of 1939, as amended.

            (o) Micron shall make generally available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning three months after the effective date of any Demand Registration Statement relating to the distribution of Demand Registrable Securities or the date of any final prospectus used to confirm sales in connection with any offering of Tranche Registrable Securities, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

            (p) Micron shall take all such other actions either reasonably necessary or desirable to permit the Registrable Securities held by TI to be registered and disposed of in accordance with the methods of disposition described herein.

     4.5    Expenses.

            (a) All of the out-of-pocket costs and expenses incurred by Micron in connection with any registration pursuant to Sections 4.1 and 4.2 shall (subject to Section 4.7) be borne by TI; provided that TI shall not be required to reimburse Micron for compensation of Micron's officers and employees, regular audit expenses, and normal corporate costs incurred in connection with such registration. The costs and expenses of any such registration shall include, without limitation, the reasonable fees and expenses of Micron's counsel and its accountants and all other out-of-pocket



                                     -18-
costs and expenses of Micron incident to the preparation, printing and filing of the registration statement and all amendments and supplements thereto and the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the securities so registered, the costs and expenses incurred in connection with the qualification of such securities so registered under the securities or "blue sky" laws of various jurisdictions, the fees and expenses of Micron's transfer agent and all other costs and expenses of complying with the provisions of this Section 4 with respect to such registration (collectively, the "Registration Expenses").

            (b) Micron shall pay all Registration Expenses incurred by Micron in connection with any registration statements that are initiated pursuant to Section 4.3 of this Agreement. TI shall pay all expenses incurred on its behalf with respect to any registration pursuant to Section 4.3, including, without limitation, any counsel for TI and all underwriting discounts and selling commissions with respect to the Registrable Securities sold by it pursuant to such registration statement.

     4.6    Indemnification.

            (a)    In the case of any offering registered pursuant to this
Section 4, Micron hereby indemnifies and agrees to hold harmless TI (and its officers and directors), any underwriter (as defined in the Securities Act) of Registrable Securities offered by TI, and each Person, if any, who controls TI or any such underwriter within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which any such Persons may be subject, under the Securities Act or otherwise, and to reimburse any of such Persons for any legal or other expenses reasonably incurred by them in connection with investigating any claims or defending against any actions, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to this Section 4, the prospectus contained therein (during the period that Micron is required to keep such prospectus current), or any amendment or supplement thereto, or the omission or alleged omission to state therein (if so used) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are (i) based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon information furnished to Micron in writing by TI or any underwriter for TI specifically for use therein, or (ii) made in any preliminary prospectus, and the prospectus contained in the registration statement as declared effective or in the form filed by Micron with the SEC pursuant to Rule 424 under the Securities Act shall have corrected such statement or omission and a copy of such prospectus shall not have been sent or otherwise delivered to such Person at or prior to the confirmation of such sale to such Person.

            (b) By requesting registration under this Section 4, TI agrees, if Registrable Securities held by TI are included in the securities as to which such registration is being effected, and each underwriter shall agree, in the same manner and to the same extent as set forth in the preceding paragraph, to




                                     -19-
indemnify and to hold harmless Micron and its directors and officers and each Person, if any, who controls Micron within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which any of such Persons may be subject under the Securities Act or otherwise, and to reimburse any of such Persons for any legal or other expenses incurred in connection with investigating or defending against any such losses, claims, damages or liabilities, but only to the extent it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission of a material fact in any registration statement under which the Registrable Securities were registered under the Securities Act pursuant to this Section 4, any prospectus contained therein, or any amendment or supplement thereto, which was based upon and made in conformity with information furnished to Micron in writing by TI or such underwriter expressly for use therein.

             (c)    Each party entitled to indemnification under this Section
4.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4 unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party,
(i) in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, or (ii) shall be liable for amounts paid in any settlement if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

     4.7 Issuances by Micron or Other Holders. As to each registration or distribution referred to in Sections 4.1 and 4.2, additional shares of the Common Stock to be sold for the account of Micron or other holders may be included therein, provided that the inclusion of such securities in such registration or distribution may be conditioned or restricted if, in the opinion of the Demand/Tranche Managing Underwriters, marketing factors require a limitation of the number of shares to be underwritten. The Registration Expenses incurred by Micron, TI and any other holders participating in such registration or distribution shall be borne by Micron, TI and any other holders participating in such registration or distribution in proportion to the aggregate number of shares to be sold by Micron, TI and such other holders.

     4.8 Information by TI. TI shall furnish to Micron such information regarding TI in the distribution of Registrable Securities proposed by TI as Micron may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article 4.

                                     -20-


     4.9    Market Standoff Agreements

            (a) In connection with the public offering by Micron of any of its securities, TI agrees that, upon the request of Micron or the underwriters managing any underwritten offering of Micron's securities, TI shall agree in writing (the "TI Public Offering Lock-Up") that neither TI (nor any Affiliate of TI) will, directly or indirectly, offer to sell, contract to sell, make any short sale of, or otherwise sell, dispose of, loan, gift, pledge or grant any options or rights with respect to, any securities of Micron (other than those included in such registration statement, if any) now or hereafter acquired by TI (or any Affiliate of TI) or with respect to which TI (or any Affiliate of TI) has or hereafter acquires the power of disposition without the prior written consent of Micron and such underwriters for such period of time (not to exceed fourteen (14) days prior to the date such offering is expected to commence and ninety (90) days after the date of the final prospectus delivered to the underwriters for use in confirming sales in such offering) as may be requested by Micron and the underwriters; provided, however, that neither TI (nor any Affiliate of TI) shall be bound by such TI Public Offering Lock-Up more than once during any twelve month period. Furthermore, TI agrees that, at the request of Micron, TI shall agree in writing (the "TI Pooling Transaction Lock-Up") that neither TI (nor any Affiliate of TI) shall, directly or indirectly, offer to sell, contract to sell, make any short sale of, or otherwise sell, dispose of, loan, pledge or grant any options or rights with respect to, any securities of Micron now or hereafter acquired directly by TI (or any Affiliate of TI) or with respect to which TI (or any Affiliate of TI) has or hereafter acquires the power of disposition without the prior written consent of Micron for such period of time as shall be necessary for Micron to complete any business combination transaction in the form of a pooling of interests; provided that Micron's independent accountants shall have concluded, after reasonable inquiry, that, at the relevant time with respect to such proposed pooling of interests transaction, TI is or was an "affiliate" of Micron for purposes of the accounting rules governing pooling of interests transactions. TI agrees that Micron may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of the TI Public Offering Lock-Up and the TI Pooling Transaction Lock-Up contained in this Section 4.9(a).

            (b) In connection with any proposed public offering by TI of any Registrable Securities, Micron agrees that, upon the request of TI or the underwriters managing any underwritten offering of TI's securities, Micron shall agree in writing (the "Micron Public Offering Lock-Up") that neither Micron (nor any Affiliate of Micron) will, directly or indirectly, offer to sell, contract to sell, make any short sale of, or otherwise sell, dispose of, loan, gift, pledge or grant any options or rights with respect to, any securities of Micron (other than those included in such registration statement, if any, or grants of stock options or issuances of Common Stock upon the exercise of outstanding stock options under Micron's existing employee benefit plans) now or hereafter acquired by Micron (or any Affiliate of Micron) or with respect to which Micron (or any Affiliate of Micron) has or hereafter acquires the power of disposition without the prior written consent of TI and such underwriters for such period of time (not to exceed fourteen (14) days prior to the date such offering is expected to commence and ninety (90) days) after the date of the final prospectus delivered to the underwriters for use in confirming sales in such offering) as may be requested by TI and the




                                     -21-
underwriters; provided, however, that neither Micron (nor any Affiliate of Micron) shall bound by such Micron Public Offering Lock-Up more than once during any 180-day period.

     4.10 Termination. The provisions of this Article 4 shall terminate upon the earlier to occur of: (i) five years after the date of the closing of transactions contemplated by the Acquisition Agreement; and (ii) such time as TI (and any Affiliates of TI) beneficially own in the aggregate less than 5,000,000 shares of Common Stock (assuming, for purposes of such calculation, the conversion of all Convertible Notes then held by TI (and any Affiliates of TI) into Common Stock).


                                   SECTION 5

                                 MISCELLANEOUS

     5.1 Termination. This Agreement shall terminate upon the later to occur of: (i) the tenth anniversary date of this Agreement and (ii) such time as TI (together with all Affiliates of TI) beneficially owns in the aggregate Voting Securities of Micron representing less than five percent (5%) of the Total Voting Power of Micron or upon the closing or other completion of a Change in Control of Micron.

     5.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York as applied to contracts entered into solely between residents of, and to be performed entirely within, such state.

     5.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by a party without the prior written consent of the other party; provided that, without the consent of Micron, TI may assign this Agreement (and the rights and obligations hereunder) to any wholly-owned subsidiary in connection with a transfer of Voting Securities of Micron to such Affiliate of TI pursuant to Section 3.1(b), and without the consent of TI, Micron may assign all or part of this Agreement (and the rights and obligations hereunder) to the successor or an assignee of all or substantially all of Micron's business; provided that, in each case, such assignee expressly assumes the relevant obligations of this Agreement (by a written instrument delivered to the other party, in form and substance reasonably acceptable to it) and, notwithstanding such assignment, the parties hereto shall each continue to be bound by all of their respective obligations hereunder. This Agreement is not intended and shall not be construed to create any rights or remedies in any parties other than TI and Micron and no Person shall assert any rights as third party beneficiary hereunder.

     5.4 Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersedes all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     5.5    Notices and Dates.

            (a) All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be delivered personally (including by courier) or given by facsimile transmission to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other pursuant to this provision) and shall be deemed given when so received:

            (i)    if to Micron, to:

                   Micron Technology, Inc.
                   8000 South Federal Way
                   Boise, Idaho  83716-9632

                   Attention:     Roderic W. Lewis, Esq.
                                  General Counsel
                   Telephone:     (208) 368-4517
                   Facsimile:     (208) 368-4540

            with a copy to:

                   Wilson Sonsini Goodrich & Rosati
                   650 Page Mill Road
                   Palo Alto, California 94304

                   Attention:     Larry W. Sonsini, Esq.
                                  John A. Fore, Esq.
                   Telephone:     (650) 493-9300
                   Facsimile:     (650) 493-6811

            (ii)   if to TI, to:

                   Texas Instruments Incorporated
                   7839 Churchill Way - MS
                   Dallas, Texas  75215

                   Attention:     Richard J. Agnich, Esq.
                                  General Counsel
                   Telephone:     (972) 480-5050
                   Facsimile:     (972) 480-5061

            with a copy to:

                   Davis Polk & Wardwell
                   450 Lexington Avenue
                   New York, New York 10017

                   Attention:     Paul R. Kingsley, Esq.
                   Telephone:     (212) 450-4277
                   Facsimile:     (212) 450-5515

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

            (b) In the event that any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day.

     5.6 Language Interpretation. In the interpretation of this Agreement, unless the context otherwise requires, (a) words importing the singular shall be deemed to import the plural and vice versa, (b) words denoting gender shall include all genders, (c) references to persons shall include corporations or other entities and vice versa, and (d) references to parties, sections, schedules, paragraphs and exhibits shall mean the parties, sections, schedules, paragraphs and exhibits of and to this Agreement, unless otherwise indicated by the context.

     5.7 Table of Contents; Titles; Headings. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement. All references herein to Articles and Sections, unless otherwise identified, are to Articles and Sections of this Agreement.

     5.8 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party.

     5.9 Severability. If any provision of this Agreement or portion thereof is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     5.10 Injunctive Relief. TI, on the one hand, and Micron, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specific performance of the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.


                               [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date aforesaid.

                                          MICRON TECHNOLOGY, INC.,
                                          a Delaware corporation


                                          By:   /s/ STEPHEN APPLETON
                                              ---------------------------


                                          Name:   Stephen Appleton
                                                -------------------------
                                          Title:   Chairman of the Board of
                                                   Directors, Chief Executive
                                                   Officer and President



                                          TEXAS INSTRUMENTS INCORPORATED,
                                          a Delaware corporation


                                          By:   /s/ WILLIAM A. AYLESWORTH
                                              ---------------------------

                                          Name:   William A. Aylesworth
                                                -------------------------
                                          Title:   Senior Vice President,
                                                   Treasurer and Chief
                                                   Financial Officer